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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                Date of Report:
                               NOVEMBER 8, 1999
                       (Date of Earliest Event Reported)


                           INNOVASIVE DEVICES, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                 MASSACHUSETTS
                (State or Other Jurisdiction of Incorporation)


          0-28492                                      04-3132641
   (Commission File Number)                 (I.R.S. Employer Identification No.)


                  734 FOREST STREET, MARLBORO, MA  01752-3032
                   (Address of Principal Executive Offices)
                                  (Zip Code)


                                (508) 460-8229
             (Registrant's Telephone Number, Including Area Code)
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Item 5.   Other Events
          ------------

     On November 8, 1999, the registrant entered into an Agreement and Plan of Merger and Reorganization with Johnson & Johnson and Raptor Acquisition Corp. ("Raptor"), a wholly-owned subsidiary of Johnson & Johnson (the "Merger Agreement"). Pursuant to the terms and conditions of the Merger Agreement, at the Closing (as such term is defined in the Merger Agreement), Raptor will merge with and into the registrant, Raptor will cease its separate existence, and the registrant will be the surviving corporation and a wholly-owned subsidiary of Johnson & Johnson. The terms and conditions of the Merger Agreement and the transaction are more fully described in such Merger Agreement, which is filed as
Exhibit 2.1 hereto and incorporated herein by this reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits


     Exhibit No.    Description of Document
     -----------    -----------------------

     2.1 Agreement and Plan of Merger and Reorganization dated as of November 8, 1999 by and among Johnson & Johnson, Raptor Acquisition Corp. and the registrant (the registrant hereby undertakes to furnish omitted schedules upon request of the Commission).

     99.1           Company Press Release of Johnson & Johnson dated
                    November 8, 1999.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              INNOVASIVE DEVICES, INC.


Dated: November 19, 1999       By: /s/ James V. Barrile
                                  --------------------------
                                  James V. Barrile
                                  Executive Vice President and
                                  Chief Financial Officer